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                                                                      EXHIBIT 32

            SECTION 1350 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

In connection with the Annual Report of Worthington Industries, Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. McConnell, Chairman & Chief Executive Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ John P. McConnell*
                                       -----------------------------------------
                                       Printed Name: John P. McConnell
                                       Title: Chairman & Chief Executive Officer

Date: August 22, 2003

*This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

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            SECTION 1350 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER


In connection with the Annual Report of Worthington Industries, Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John T. Baldwin, Vice President & Chief Financial Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/ John T. Baldwin*
                                --------------------------------------------
                                Printed Name:  John T. Baldwin
                                Title:  Vice President & Chief Financial Officer


Date:  August 22, 2003


*This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

                                    E-25